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________________________________________________________________________________
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    __________


                                    FORM 8-K


                                CURRENT REPORT
                                  PURSUANT TO
                            SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED): February 25, 1997

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                         ADVANCED RADIO TELECOM CORP.
           ---------------------------------------------------------
              (Exact name of Registrant as specified in charter)

      DELAWARE                   0-21091             52-1869023
      --------                   -------             ----------
  (State or other           (Commission File          (I.R.S
  jurisdiction                  Number)               Employer
  of Incorporation)                                   Identification
                                                    No.)

        500 108th Avenue, N.E., Suite 2600 Bellevue, WA    98004
        -------------------------------------------------  -----
            (Address of Principal Executive Offices)      (Zip Code)


                                (206) 688-8700
                   -----------------------------------------
               Registrant's Telephone number including area code

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ITEM 5.   OTHER EVENTS.  On February 25, 1997, the Registrant issued a press
          ------------
release announcing the completion of its previously announced acquisition of 38 GHz licenses and other assets from CommcoCCC, Inc. and Extended Communications, Inc. in exchange for 6,000,000 shares of Common Stock of the Registrant. Reference is made to the press release which is included as Exhibit 99.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (C)  EXHIBITS.

Exhibit Number                    Title
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99                   Press Release of the Registrant dated February 25, 1997.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED RADIO TELECOM CORP.


                              By /s/   Thomas A. Grina
                                 -----------------------------------
                                 Thomas A. Grina
                                 Executive Vice President and
                                 Chief Financial Officer

Date:   March 10, 1997

                                       3
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                                 EXHIBIT INDEX


Exhibit Number      Description                                          Page
--------------      -----------                                          ----

     99   Press Release of the Registrant dated February 25, 1997.